Filed pursuant to Rule 497

Registration No. 333-232183

OWL ROCK CAPITAL CORPORATION II

Supplement No. 1 dated January 29, 2020

To

Prospectus dated October 4, 2019

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Owl Rock Capital Corporation II dated October 4, 2019 (the “Prospectus”) and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR PUBLIC OFFERING

Since commencing our continuous public offering and through January 22, 2020, we have issued 110,225,966 shares of our common stock for gross proceeds of approximately $1.02 billion. As of January 22, 2020, we had raised total gross proceeds of approximately $1.02 billion, including seed capital contributed by Owl Rock Capital Advisors LLC (the “Adviser”) in September 2016 and approximately $10 million in gross proceeds raised from certain individuals and entities affiliated with the Adviser.

On October 30, 2019, the Board declared regular weekly distributions for January 2020 through March 2020. The regular weekly cash distributions, each in the gross amount of $0.012867 per share, will be payable monthly to shareholders of record as of the weekly record dates set forth below:

Record Date	Payment Date	Gross Distribution Amount
1/7/2020	1/29/2020	$0.012867
1/14/2020	1/29/2020	$0.012867
1/21/2020	1/29/2020	$0.012867
1/28/2020	1/29/2020	$0.012867
2/4/2020	2/26/2020	$0.012867
2/11/2020	2/26/2020	$0.012867
2/18/2020	2/26/2020	$0.012867
2/25/2020	2/26/2020	$0.012867
3/3/2020	4/1/2020	$0.012867
3/10/2020	4/1/2020	$0.012867
3/17/2020	4/1/2020	$0.012867
3/24/2020	4/1/2020	$0.012867
3/31/2020	4/1/2020	$0.012867

RECENT DEVELOPMENTS

Public Offering Price

On January 15, 2020, we increased our public offering price from $9.49 per share to $9.51 per share. The increase in the public offering price will be effective as of the January 15, 2020 weekly closing and first applied to subscriptions in good order from January 9, 2020 through January 15, 2020.

In accordance with our previously disclosed share pricing policy, we determined that an increase in the public offering price per share was warranted following an increase in our net asset value per share to $9.03 as of January 15, 2020. As a result of the increase in our public offering price, the maximum sales load and net proceeds per share will be approximately $0.48 per share and $9.03 per share, respectively.

144A Note Offering

On November 21, 2019, we and the Adviser, on the one hand, entered into a Purchase Agreement (the “Purchase Agreement”) with Deutsche Bank Securities Inc. and Goldman Sachs & Co. LLC, as representatives of the several initial purchasers listed on Schedule 1 thereto (the “Initial Purchasers”), and GreensLedge Capital Markets LLC, as the capital markets advisor (the “Capital Markets Advisor”), on the other hand, which Purchase Agreement relates to our sale of $300 million aggregate principal amount of our 4.625% notes due 2024 (the “Notes”) to the Initial Purchasers in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for initial resale by the Initial Purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. We relied upon these exemptions from registration based in part on representations made by the Initial Purchasers. The Purchase Agreement also includes customary representations, warranties and covenants by us. Under the terms of the Purchase Agreement, we have agreed to indemnify the Initial Purchasers against certain liabilities under the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration. The net proceeds from the sale of the Notes were approximately $294.7 million, after deducting the fees paid to the Initial Purchasers and Capital Markets Advisor and estimated offering expenses of approximately $850,000, each payable by us. We intend to use the net proceeds to pay down a portion of our subsidiaries’ outstanding indebtedness.

The Notes were issued pursuant to an Indenture dated as of November 26, 2019 (the “Base Indenture”), between us and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and a First Supplemental Indenture, dated as of November 26, 2019 (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between us and the Trustee. The Notes will mature on November 26, 2024, unless repurchased or redeemed in accordance with their terms prior to such date. The Notes bear interest at a rate of 4.625% per year payable semi-annually on May 26 and November 26 of each year, commencing on May 26, 2020. The Notes will be our direct, general unsecured obligations and will rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes. The Notes will rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, including, without limitation, the promissory notes pursuant to which we may borrow up to an aggregate of $50 million from the Advisor, of which none was outstanding as of September 30, 2019.  The Notes will rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness.  The Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities including, without limitation, borrowings under the Credit Agreement among ORCC II Financing LLC and OR Lending II LLC, each our wholly-owned subsidiary, as Borrowers, and the lenders from time to time parties thereto, Goldman Sachs Bank USA as sole lead arranger, syndication agent and administrative agent, State Street Bank and Trust Company as collateral administrator and collateral agent and Cortland Capital Market Services LLC as collateral custodian, of which approximately $518.6 million was outstanding as of September 30, 2019.

The Indenture contains certain covenants, including covenants requiring us to (i) comply with the asset coverage requirements of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the Notes and the Trustee if we are no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, if a change of control repurchase event, as defined in the Indenture, occurs prior to maturity, holders of the Notes will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the aggregate principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.

Quarterly Report on Form 10-Q

On November 5, 2019, we filed our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 (the “Form 10-Q”) with the U.S. Securities and Exchange Commission. The Form 10-Q, excluding the exhibits thereto, is attached to this supplement as Annex A, and incorporated herein by reference.

RISK FACTORS

The Risk Factor entitled “The interest rates of our term loans to our portfolio companies and of our credit facilities that extend beyond 2021 might be subject to change based on recent regulatory changes.” included in the Prospectus is hereby replaced in its entirety with the following:

The interest rates of our term loans to our portfolio companies that extend beyond 2021 might be subject to change based on recent regulatory changes.

LIBOR, the London Interbank Offered Rate, is the basic rate of interest used in lending transactions between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally. We typically use LIBOR as a reference rate in term loans we extend to portfolio companies such that the interest due to us pursuant to a term loan extended to a portfolio company is calculated using LIBOR. The terms of our debt investments generally include minimum interest rate floors which are calculated based on LIBOR.

The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it will not compel panel banks to contribute to LIBOR after 2021. It is unclear if at that time LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. Central banks and regulators in a number of major jurisdictions (for example, United States, United Kingdom, European Union, Switzerland and Japan) have convened working groups to find, and implement the transition to, suitable replacements for interbank offered rates (‘‘IBORs’’). To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee (‘‘ARRC’’), a U.S.-based group convened by the Federal Reserve Board and the Federal Reserve Bank of New York, was formed. The ARRC has identified the Secured Overnight Financing Rate (‘‘SOFR’’) as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere.

The elimination of LIBOR or any other changes or reforms to the determination or supervision of LIBOR could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, if LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on our overall financial condition or results of operations. Following the replacement of LIBOR, some or all of these credit agreements may bear interest a lower interest rate, which could have an adverse impact on our results of operations. Moreover, if LIBOR ceases to exist, we may need to renegotiate certain terms of our credit facilities. If we are unable to do so, amounts drawn under our credit facilities may bear interest at a higher rate, which would increase the cost of our borrowings and, in turn, affect our results of operations.

The Risk Factor entitled “The United Kingdom referendum decision to leave the European Union may create significant risks and uncertainty for global markets and our investments.” included in the Prospectus is hereby replaced in its entirety with the following:

The United Kingdom referendum decision to leave the European Union may create significant risks and uncertainty for global markets and our investments.

The decision made in the United Kingdom referendum to leave the European Union has led to volatility in global financial markets, and in particular in the markets of the United Kingdom and across Europe, and may also lead to weakening in consumer, corporate and financial confidence in the United Kingdom and Europe.

The United Kingdom and European Union announced in March 2018 an agreement in principle to transitional provisions under which European Union law would remain in force in the United Kingdom until the end of December 2020, but this remains subject to the successful conclusion of an agreement between the United Kingdom and the European Union. In the absence of such an agreement there would be no transitional provisions and the United Kingdom would exit the European Union and the relationship between the United Kingdom and the European Union would be based on the World Trade Organization rules (a ‘‘hard Brexit’’). On October 28, 2019, the United Kingdom came to an agreement with the European Union to delay the deadline for withdrawal. Unless the United Kingdom parliament approves the withdrawal agreement by January 31, 2020, it is expected that there will be a hard Brexit on that date absent any further agreements to delay the withdrawal. Consequently, due to this political uncertainty, it is not possible to anticipate, in the absence of an intervening action, when the United Kingdom will leave the European Union and whether such departure will benefit from the terms of the withdrawal agreement and the transitional provisions. While it is not currently possible to determine the extent of the impact a hard Brexit may have on our investments, certain measures are being proposed and/or will be introduced, at the European Union level or at the member state level, which are designed to minimize disruption in the financial markets.

Notwithstanding the foregoing, the extent and process by which the United Kingdom will exit the European Union, and the longer term economic, legal, political and social framework to be put in place between the United Kingdom and the European Union are unclear at this stage and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. In particular, the decision made in the United Kingdom referendum may lead to a call for similar referenda in other European jurisdictions which may cause increased economic volatility and uncertainty in the European and global markets. This volatility and uncertainty may have an adverse effect on the economy generally and on our ability, and the ability of our portfolio companies, to execute our respective strategies and to receive attractive returns.

The Risk Factor entitled “Our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.” included in the Prospectus is hereby replaced in its entirety with the following:

Our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.

In November 2019, the SEC published a proposed rulemaking regarding the ability of a BDC (or a registered investment company) to use derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions). If adopted as proposed, BDCs that use derivatives would be subject to a value-at-risk leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements would apply unless the BDC qualified as a “limited derivatives user,” as defined in the SEC’s proposal. A BDC that enters into reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the BDC’s asset coverage ratio. Under the proposed rule, a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. If the BDC cannot meet this test, it is required to treat unfunded commitments as a derivatives transaction subject to the requirements of the rule. Collectively, these proposed requirements, if adopted, may limit our ability to use derivatives and/or enter into certain other financial contracts.

The section of the Prospectus entitled “Risk Factors — Risks Related to Our Investments” is amended by adding the following Risk Factor:

The new market structure applicable to derivatives imposed by the Dodd-Frank Act, the U.S. Commodity Futures Trading Commission (“CFTC”) and SEC may affect our ability to use over-the-counter (“OTC”) derivatives for hedging purposes.

The Dodd-Frank Act and the CFTC enacted and the SEC has issued rules to implement, both broad new regulatory requirements and broad new structural requirements applicable to OTC derivatives markets and, to a lesser extent, listed commodity futures (and futures options) markets. Similar changes are in the process of being implemented in other major financial markets.

The CFTC and the SEC have issued final rules establishing that certain swap transactions are subject to CFTC regulation. Engaging in such swap or other commodity interest transactions such as futures contracts or options on futures contracts may cause us to fall within the definition of “commodity pool” under the Commodity Exchange Act and related CFTC regulations. The Adviser has claimed relief from CFTC registration and regulation as a commodity pool operator with respect to our operations, with the result that we are limited in our ability to use futures contracts or options on futures contracts or engage in swap transactions. Specifically, we are subject to strict limitations on using such derivatives other than for hedging purposes, whereby the use of derivatives not used solely for hedging purposes is generally limited to situations where (i) the aggregate initial margin and premiums required to establish such positions does not exceed five percent of the liquidation value of our portfolio, after taking into account unrealized profits and unrealized losses on any such contracts we have entered into; or (ii) the aggregate net notional value of such derivatives does not exceed 100% of the liquidation value of our portfolio.

The Dodd-Frank Act also imposed requirements relating to real-time public and regulatory reporting of OTC derivative transactions, enhanced documentation requirements, position limits on an expanded array of derivatives, and recordkeeping requirements. Taken as a whole, these changes could significantly increase the cost of using uncleared OTC derivatives to hedge risks, including interest rate and foreign exchange risk; reduce the level of exposure we are able to obtain for risk management purposes through OTC derivatives (including as the result of the CFTC imposing position limits on additional products); reduce the amounts available to us to make non-derivatives investments; impair liquidity in certain OTC derivatives; and adversely affect the quality of execution pricing obtained by us, all of which could adversely impact our investment returns.

The section of the Prospectus entitled “Risk Factors — Risks Related to Our Business” is amended by adding the following Risk Factor:

There are risks associated with any potential merger with or purchase of assets of another fund.

The Adviser may in the future recommend to the Board that we merges with or acquire all or substantially all of the assets of one or more funds including a fund that could be managed by the Adviser (including another BDC). We do not expect that the Adviser would recommend any such merger or asset purchase unless it determines that it would be in our best interests, with such determination dependent on factors it deems relevant, which may include our historical and projected financial performance and any that of any proposed merger partner, portfolio composition, potential synergies from the merger or asset sale, available alternative options and market conditions. In addition, no such merger or asset purchase would be consummated absent the meeting of various conditions required by applicable law or contract, at such time, which may include approval of the board of directors and common equity holders of both funds. If the Adviser is the investment adviser of both funds, various conflicts of interest would exist with respect to any such transaction. Such conflicts of interest may potentially arise from, among other things, differences between the compensation payable to the Adviser by us and by the entity resulting from such a merger or asset purchase or efficiencies or other benefits to the Adviser as a result of managing a single, larger fund instead of two separate funds.